OTHER LONG TERM LIABILITIES	12 Months Ended
Dec. 31, 2012
Other Liabilities Disclosure [Abstract]
OTHER LONG TERM LIABILITIES
OTHER LONG-TERM LIABILITIES

(in thousands of $)	2012	2011
Unamortized sellers' credit	21,207	24,293
Other items	204	604
	21,411	24,897

The Company's six offshore supply vessels were acquired from Deep Sea and were chartered back to Deep Sea under bareboat charter agreements. As part of the purchase consideration, the Company received seller's credits totaling $37.0 million which are being recognized as additional bareboat revenues over the period of the charters.

Other items include the $0.2 million unamortized fair value of the financial guarantee given to the providers of loan finance to Rig Finance II (2011: $0.6 million) – see Note 16 "Investment in associated companies".